Exhibit 99.6

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC. C/O BROADRIDGE FINANCIAL SOLUTIONS P.O. BOX 1337 BRENTWOOD, NY 11717-4627 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CCITII2021SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D28195-Z78813 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3. IF NO SPECIFICATIONS ARE MADE, For Against Abstain SUCH PROXY WILL BE VOTED “FOR” ALL PROPOSALS LISTED. 1. To approve the merger of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”), with and into a wholly owned subsidiary of Griffin Capital Essential Asset ! ! ! REIT, Inc., a Maryland corporation (“GCEAR”), pursuant to the Agreement and Plan of Merger, dated as of October 29, 2020 (the “Merger Agreement”) by and among CCIT II, GCEAR and certain other entities party thereto, which proposal we refer to as the “REIT Merger Proposal.” 2. To approve the amendment of the charter of CCIT II to remove the provisions related to “Roll-Up Transactions,” which proposal we refer to as the ! ! ! “CCIT II Charter Amendment Proposal.” 3. To approve any adjournments of the CCIT II Special Meeting for the purposes of soliciting additional proxies if there are not sufficient votes at the meeting ! ! ! to approve the REIT Merger Proposal or the CCIT II Charter Amendment Proposal, if necessary or appropriate, as determined by the chair of the CCIT II Special Meeting. Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

YOUR VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Cole Office & Industrial REIT (CCIT II), Inc. Special Meeting of Stockholders to Be Held On February 23, 2021. The Proxy Statement and Shareholder Letter for this meeting are available at: www.proxyvote.com D28196-Z78813 COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC. PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 23, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Nathan D. DeBacker and Laura Eichelsderfer, each as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cole Office & Industrial REIT (CCIT II), Inc. (the “Company”), on behalf and in the name of the undersigned, to attend the Special Meeting of Stockholders of the Company to be held as a virtual meeting via a live webcast on February 23, 2021 at 10:00 a.m. PT at www.virtualshareholdermeeting.com/CCITII2021SM, and at any and all adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of the Special Meeting of Stockholders and the proxy statement. WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION, INCLUDING, BUT NOT LIMITED TO, THE POWER AND AUTHORITY TO ADJOURN OR POSTPONE THE MEETING TO PROVIDE MORE TIME TO SOLICIT PROXIES FOR ANY OR ALL OF THE PROPOSALS REFERENCED HEREIN. PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE